POLEN OPPORTUNISTIC HIGH YIELD FUND

A Series of FundVantage Trust

Summary Prospectus – February 1, 2024

Class/Ticker: Institutional Class (DDJCX)/Investor Class (DDJRX)/Class Y (DDJIX)

Click here to view the Fund’s Statutory Prospectus or Statement of Additional Information.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund including the Fund’s Statement of Additional Information (“SAI”) and shareholder reports online at https://www.polencapital.com/strategies/opportunistic-high-yield-strategy. You can also get this information at no cost by calling (888) 678-6024, by sending an email request to info@polencapital.com, or from any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated February 1, 2024, and SAI, dated February 1, 2024, as amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Polen Opportunistic High Yield Fund (the “Fund”) seeks to achieve overall total return consisting of a high level of current income together with long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):

	Investor Class	Institutional Class	Class Y
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.31%	0.22%	0.21%
Total Annual Fund Operating Expenses	1.26%	0.92%	0.91%
Fee Waiver and/or Expense Reimbursement[2]	(0.12)%	(0.03)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.14%	0.89%	0.79%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.89% with respect to Investor Class shares and Institutional Class shares and 0.79% with respect to Class Y shares (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2025 unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Class shares, Institutional Class shares and Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 years
Investor Class	$116	$388	$680	$1,512
Institutional Class	$91	$290	$506	$1,129
Class Y	$81	$278	$492	$1,109

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by seeking to outperform the broader high yield market over a complete credit cycle. The “credit cycle” is a cyclical event that generally occurs over a several year timeframe as access to credit increases or decreases for borrowers.

The Fund seeks to achieve its objective mainly by investing in fixed- and floating-rate high yield fixed income securities with a focus on “middle market” issuers in the United States and, to a much lesser extent, Canada. The Adviser considers middle market companies to be those with normalized earnings before interest, tax and depreciation (“EBITDA”) in the range of $75-250 million. The Adviser believes that the flexibility to invest, sell, and reinvest throughout the capital structure of an issuer (and in particular, in both more senior bank loans and more junior high yield bonds) will enable the Adviser to tailor its investment approach to the specific credit-related circumstances of that issuer as they may change from time to time and thereby select the most attractive opportunities for the Fund.

The Fund intends to invest its assets primarily in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (including a significant portion of such assets in credit instruments in the lower tier of the high yield market that are rated B and below). Additionally, certain other high yield securities may be unrated by rating agencies, but determined by the Adviser to be of similar quality as other below investment grade bonds and credit instruments and accordingly purchased for investment by the Fund. The Fund does not have a percentage limitation on investing in securities that are rated below investment grade.

High yield fixed income securities include high yield corporate bonds (commonly known as “junk bonds”), senior loans, convertible bonds, preferred stock, and other types of debt instruments (including, without limitation, unregistered (Rule 144A) securities, floating and variable rate securities and other restricted fixed income securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”)). In addition, the Fund may also purchase equity securities or otherwise hold positions in equity or other assets that the Fund receives as part of a reorganization process of a high yield issuer, and the Fund may hold those assets until such time as the Adviser believes that a disposition is most advantageous. From time to time, the Fund may make investments in distressed or defaulted securities or in issuers that are in bankruptcy. The Fund does not have any maturity or duration requirements. However, the Fund typically targets securities that, on average, have a shorter maturity and duration than the maturity and duration of broad-based high yield market indices.

In making these investments, the Adviser seeks to purchase instruments that the Adviser believes are undervalued and offer a compelling risk/reward ratio. Specifically, the Adviser’s investment process attempts to exploit inefficiencies in the high yield credit markets by adhering to a disciplined, bottom-up, fundamentally-oriented investment process with an emphasis on downside protection. The Adviser believes that its portfolios can appropriately balance these risks with the potential reward by purchasing securities of companies at deep discounts to intrinsic enterprise value, thereby providing significant cushion from a loan-to-value perspective; by properly understanding, as part of the Adviser’s due diligence process, the relevant legal aspects of a bond indenture or loan document with a focus on downside or bankruptcy scenarios; and by managing liquidity in the portfolio by limiting the number and size of positions considered by the Adviser to be less liquid in nature. This process applies value investing principles through exhaustive research coupled with financial, structural and legal analysis, including a review of bankruptcy law considerations where applicable. The foundation of this investment process is to derive an accurate, real-time valuation of a target company and to only invest in securities of that company’s capital structure that offer a significant margin of safety coupled with strong total return potential. “Significant margin of safety” means that the Fund endeavors to identify securities with a low loan-to-value ratio where there is accordingly low risk that the subject security will default and experience principal losses as a result. By utilizing such a fundamental, bottom-up approach to investing, the Adviser seeks to add value first and foremost through security selection.

The Adviser intends to manage a relatively concentrated portfolio typically comprising between 50-90 issuers and 60-120 issues. The Fund has adopted an investment policy providing that under normal circumstances, the Fund will invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in high yield fixed income securities. This 80% policy may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund may not be a suitable investment for all investors.

●	High Yield Securities Risk: High yield securities (also known as junk bonds) are generally considered riskier than investment grade, fixed income securities. The total return and yield of high yield securities can be expected to fluctuate more than the total return and yield of higher quality securities. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield securities involves greater investment risk and is highly dependent on the Adviser’s credit analysis and market analysis.

●	Credit Risk: The Fund is subject to the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as the payment of interest or principal on a debt security).

●	Debt Securities Risk: Debt securities in which the Fund invests are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or income risk (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures). Fixed income markets have recently experienced a period of relatively high volatility. If the Federal Reserve continues to increase interest rates, fixed income markets (and the high yield market in particular) could experience continuing high volatility, which could negatively impact the Fund’s performance. A projection of an economic downturn or of a period rising interest rates, for example, could cause a decline in the high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payment on its debt securities.

●	Bank Loan Risk: The Fund’s investment in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. In addition, the settlement of bank loans occurs on an extended (multi-week) basis, which may prevent the Fund from obtaining liquidity of certain assets within a desired timeframe. In addition, there is the potential that bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

●	Bankruptcy and Restructuring Risk: The Fund may target securities and other obligations of issuers that are in financial difficulty and/or may be in, entering, or emerging from bankruptcy proceedings. Bankruptcy or other insolvency proceedings are highly complex and may result in unpredictable outcomes. In any investment opportunity involving work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions, there exists the risk that the contemplated transaction may be unsuccessful. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell the investment at a loss. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. Because there is a substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss of the entire investment in such companies, as well as the risk that the Fund may be required to accept cash or new securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate it adequately for the risks assumed.

●	Cash Positions: The Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances to the same extent that it would if the Fund remained more fully invested, and the Fund’s ability to achieve its investment objective may be affected.

●	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt securities risk and equity securities risk. Convertible bonds are subject to equity securities risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

●	Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition, historical and prospective earnings of the company, interest rates, investor perceptions and overall market and economic conditions. The prices of securities change in response to many factors including the value of its assets.

●	Interest Rate Risk: The Fund is subject to the risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. The longer the average maturity of the Fund’s investment portfolio, the greater the fluctuation in value.

●	Liquidity Risk: The Fund is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

●	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

●	Market Risk: The Fund is subject to the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

●	Preferred Stock Risk: Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

●	Prepayment Risk: The Fund is subject to the risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

●	Rule 144A Securities Risk: The market for certain Rule 144A securities can be less active than the market for publicly-traded securities. Certain Rule 144A securities carry a heightened risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds at reasonable prices.

Performance Information

The following information is intended to help you understand the risks of investing in Class Y shares of the Fund. The Fund is the successor to the Polen DDJ Opportunistic High Yield Fund, a series of ALPS Series Trust (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, strategies, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on July 24, 2023 (the “Reorganization Date”). The performance in the bar chart and table prior to the Reorganization Date is that of the Predecessor Fund. The following bar chart shows the changes in the Predecessor Fund's performance for the past eight calendar years, and the table compares the Predecessor Fund's average annual returns for one year, five years and since inception, before and after taxes, to the ICE BofA U.S. High Yield Index*, a broad-based securities market index. The Predecessor Fund's performance information reflects applicable fee waivers/expense limitations, if any, during the period shown and absent such fee waivers/expense limitations performance would have been lower. The Predecessor Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance will be available at no cost on the Fund's website https://www.polencapital.com/strategies/us-opportunistic-high-yield-fund or by calling 1-844-363-4898.

Annual Total Returns

(For calendar years ended 12/31 – Class Y Shares)

Best Quarter	Worst Quarter
9.83%	(15.97%)
(June 30, 2020)	(March 31, 2020)

Average Annual Total Returns as of December 31, 2023[1]	1 Year	5 Years	Since Inception (July 16, 2015)
Class Y Shares Return Before Taxes	12.28%	3.04%	4.12%
Class Y Shares Return After Taxes on Distributions	8.42%	(0.02)%	0.77%
Class Y Shares Return After Taxes on Distributions and Sale of Fund Shares	7.16%	1.00%[2]	1.66%[2]
Institutional Class Return Before Taxes	12.25%	3.02%	4.13%
Investor Class Shares Return Before Taxes	11.82%	2.67%	3.78%
ICE BofA U.S. High Yield Index* (reflects no deduction for fees, expenses or taxes)[3]	13.42%	5.21%	4.72%

*	Source ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the index, index data and any data included in, related to, or derived therefrom. Neither ICE DATA, its affiliates or their respective third-party providers shall not be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the index or the index data or any component thereof, and the index and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE DATA, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend the Adviser, the Fund, or any of the Adviser’s products or services.
[1]	The performance information reflects the performance of the Predecessor Fund from its inception on July 16, 2015 through the Reorganization Date.
[2]	The “Return After Taxes on Distributions and Sale of Shares” is higher than the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant periods.
[3]	The benchmark of the Fund is the ICE BofA U.S. High Yield Index, maintained by ICE Data Indices, LLC and comprised of U.S. dollar denominated, below investment grade corporate debt publicly issued in the U.S. domestic market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class Y shares; after-tax returns for Institutional Class shares and Investor Class shares will vary.

Management of the Fund

Investment Adviser

Polen Capital Credit, LLC serves as the Fund’s investment adviser.

Portfolio Managers

David J. Breazzano, Head of Team and Portfolio Manager, has served as a portfolio manager of the Fund since its inception in 2023. He served as portfolio manager and later co-portfolio manager of the Predecessor Fund since 2016.

Benjamin J. Santonelli, Portfolio Manager, has served as a portfolio manager of the Fund since its inception in 2023. He served as co-portfolio manager of the Predecessor Fund since 2018, and assistant portfolio manager since 2016.

John W. Sherman, Portfolio Manager, has served as a portfolio manager of the Fund since its inception in 2023. He served as co-portfolio manager of the Predecessor Fund since 2018, and assistant portfolio manager since 2016.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

Account Type	Minimum	Investor Class	Institutional Class
Regular Accounts	Initial Investment	$3,000	$100,000
	Additional Investments	$100	$0

Individual Retirement Accounts	Initial Investment	$2,000	$100,000
	Additional Investments	$100	$0

Automatic Investment Plan	Initial Investment	$2,000	$100,000
	Additional Investments	$100	$0

The minimum initial investment in Class Y shares is $1,000,000. Class Y shares are available exclusively to institutional investors, including, but not limited to, charitable organizations, governmental institutions, corporations, and trust & private bank platforms. Individual investors cannot invest directly in Class Y shares other than through a trust, private bank platform or other authorized financial intermediary.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or Redemption by Mail:

Regular Mail:	Overnight Mail:
Polen Opportunistic High Yield Fund	Polen Opportunistic High Yield Fund
FundVantage Trust	FundVantage Trust
c/o BNY Mellon Investment Servicing	c/o BNY Mellon Investment Servicing
P.O. Box 534445	Attention: 534445
Pittsburgh, PA 15253-4445	500 Ross Street, 154-0520
Pittsburgh, PA 15262

Purchase by Wire:

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (888) 678-6024 for current wire instructions.

Redemption by Telephone:

Call Shareholder Services toll-free at (888) 678-6024.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and/or for related services to shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s Statutory Prospectus or Statement of Additional Information.

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